UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2018

VANJIA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Texas	333-179302	45-3051284
( State or Other Jurisdiction)	Commission File Number	IRS Employer ID Number

12520 A1 Westheimer #138

Houston, Texas 77077

( Address of Principal Executive offices)

Registrant’s telephone number, including area code: (832)-783-0188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ x ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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 Item 3.02 Unregistered Sales of Equity Securities

On December 31, 2018, the Board of Directors of Vanjia Corporation (the "Company") approved the issuance of 150,000,000 shares of its Common Stock, par value $0.0001 (the "common Stock"). The shares were issued as follows: 150,000,000 shares of the Company’s CFO, Tian Jia, in consideration for $15,000 funds advanced to the Company. Issuances of the shares were made in reliance on the exemption from registration provided by Section 4(a) (2) of the Securities Act as there was no general solicitation, and the transaction did not involve a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vanjia Corporation

Dated: December 31, 2018	By:	/s/ Tian su Hua Tian Su Hua

CEO, Director